Exhibit 1.1

REWALK ROBOTICS LTD.

[●] Ordinary Shares

UNDERWRITING AGREEMENT

 [●], 2017

Canaccord Genuity Inc.
99 High Street
Boston, MA 02110
Attn: Equity Capital Markets

National Securities Corporation
200 Vesey Street 25th Floor
New York NY 10281

Ladies and Gentlemen:

ReWalk Robotics Ltd., a company organized under the laws of the State of Israel (the “Company”), proposes to sell to Canaccord Genuity Inc. and National Securities Corporation, as the underwriters (the “Underwriters”) named in Schedule I attached to this agreement (the “Agreement”), [●] of the Company’s ordinary shares (the “Ordinary Shares”) par value NIS 0.01 per share (the “Firm Shares”). In addition, the Company proposes to grant to the Underwriters an option to purchase up to [●] additional Ordinary Shares on the terms set forth in Section 2 (the “Option Shares”). The Firm Shares and the Option Shares, if purchased, are hereinafter collectively referred to as the “Securities.” This Agreement is to confirm the agreement concerning the purchase of the Securities from the Company by the Underwriters.

The Securities are described in the Preliminary Prospectus and Prospectus which is referred to below.

1.       Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

(a)       A registration statement on Form S-1 (File No. 333-220545) relating to the Securities has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”) thereunder; (ii) been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act. Copies of such registration statement and any amendment thereto have been delivered by the Company to the Underwriters. As used in this Agreement:

(i)       “Applicable Time” means [●:● a.m./p.m.] (New York City time) on [●], 2017;

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(ii)       “Effective Date” means the date and time as of which such Registration Statement was declared effective by the Commission;

(iii) “Issuer Free Writing Prospectus” means each “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act);

(iv) “Preliminary Prospectus” means any preliminary prospectus relating to the Securities included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(v)       “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule III hereto and each Issuer Free Writing Prospectus filed or used by the Company at or before the Applicable Time listed on Schedule V hereto, other than a “road show” that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 under the Securities Act;

(vi)       “Prospectus” means the final prospectus relating to the Securities, as filed with the Commission pursuant to Rule 424(b) under the Securities Act;

(vii) “Registration Statement” means the registration statement on Form S-1 (File No. 333-220545), as amended as of the Effective Date, including any Preliminary Prospectus or the Prospectus, all exhibits to such registration statement, the documents incorporated, and including the information deemed by virtue of Rule 430A under the Securities Act to be part of such registration statement as of the Effective Date, and any registration statement filed to register the offer and sale of the Securities pursuant to Rule 462(b) under the Securities Act; and

(viii)        “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act; and

(ix)        “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.

Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-1 under the Securities Act as of the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) under the Securities Act prior to or on the date hereof. Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and before the date of such amendment or supplement and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any “amendment to the Registration Statement” shall be deemed to include any document filed with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act after the Effective Date and before the date of such amendment that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the Company’s knowledge, threatened by the Commission.

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(b)       From the time of initial filing of the Registration Statement to the Commission (or, if earlier, the first date on which the Company engaged directly or through any person authorized to act on its behalf in any Testing-the-Waters Communication) through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

(c)       The Company (i) has not engaged in any Testing-the-Waters Communication other than Testing-the-Waters Communications with the consent of the Underwriters with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act and (ii) has not authorized anyone other than the Underwriters to engage in Testing-the-Waters Communications. The Company reconfirms that the Underwriters have been authorized to act on the Company’s behalf in undertaking Testing-the-Waters Communications. The Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than those listed on Schedule VI hereto.

(d)       The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities, is not on the date hereof and will not be on the applicable Delivery Date (as defined herein), an “ineligible issuer” (as defined in Rule 405 under the Securities Act). The Company has met all the conditions for incorporation by reference pursuant to the General Instructions to Form S-1.

(e)       The Registration Statement conformed and will conform in all material respects on the Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof will conform in all material respects when filed, to the requirements of the Securities Act and the rules and regulations thereunder. The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) under the Securities Act and on the applicable Delivery Date to the requirements of the Securities Act and the rules and regulations thereunder. The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

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(f)       The documents incorporated by reference in any Preliminary Prospectus or the Prospectus did not, when filed with the Commission, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g)       The documents incorporated or deemed to be incorporated by reference in any Preliminary Prospectus or the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act.

(h)       The Registration Statement did not, as of the Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(e).

(i)       The Prospectus will not, as of its date or as of the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(e).

(j)       The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(e).

(k)       Each Written Testing-the-Waters Communication did not, as of the Applicable Time, when taken together with the Pricing Disclosure Package, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package or from such Written Testing-the-Waters Communication listed on Schedule VI hereto in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(e). Each Written Testing-the-Waters Communications did not, as of the Applicable Time, and at all times through the completion of the public offer and sale of the Securities will not, include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus.

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(l)       Each Issuer Free Writing Prospectus listed in Schedule V hereto, when taken together with the Pricing Disclosure Package, did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from such Issuer Free Writing Prospectus listed in Schedule IV hereto in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for inclusion therein, which information is specified in Section 8(e).

(m)       Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the rules and regulations thereunder on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and rules and regulations thereunder. The Company has not made any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriters. The Company has retained in accordance with the Securities Act and the rules and regulations thereunder all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the rules and regulations thereunder.

(n)       The Company has been duly organized, is validly existing and in good standing (where such concept is applicable) as a corporation or other business entity under the laws of its jurisdiction of organization and is duly qualified to do business and in good standing (where such concept is applicable) in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, shareholders’ equity, properties, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). The Company has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as amended, filed with the Commission on February 17, 2017, except for subsidiaries that in the aggregate would not constitute a “significant subsidiary” (as defined in Rule 405 under the Securities Act). The Company is not currently designated as a “breaching company” (within the meaning of the Israeli Companies Law 5759 1999) by the Registrar of Companies of the State of Israel.

(o)       The Company has an authorized capitalization as set forth in the most recent Preliminary Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable, conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and the Prospectus and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued, conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and the Prospectus. All of the issued shares of capital stock or other ownership interest of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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(p)       The Securities to be issued and sold by the Company to the Underwriters hereunder have been duly authorized and, upon payment and delivery in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will conform in all material respects to the description thereof contained in the most recent Preliminary Prospectus and the Prospectus, will be issued in compliance with federal and state securities laws and will be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.

(q)       All grants and issuances of the Company’s Ordinary Shares to its, or its subsidiaries’, employees were made pursuant to the stock-based compensation plans of the Company and its subsidiaries.

(r)       The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company.

(s)       The Securities have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus. The issuance of the Securities is not subject to any preemptive or similar rights.

(t)       The issuance and sale of the Securities, the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; (ii) result in any violation of the provisions of the articles of association, charter or by-laws (or similar organizational documents) of the Company or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), for such conflicts, breaches, violations, liens, charges, encumbrances or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u)       Neither the Company nor any of its subsidiaries (i) is in violation of the performance or observance of any instrument of approval granted to it by the National Authority for Technology and Innovation of the Ministry of Economy of the State of Israel (the “NATI”) nor (ii) is in violation with respect to any instrument of approval granted to it by the Investment Center of the Ministry of Economy of the State of Israel (the “Investment Center”), except for such violations that would not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect.

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(v)       Subject to the Underwriters’ compliance with their obligations under Section 2 of this Agreement, no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the issuance and sale of the Securities, the execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby, the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the most recent Preliminary Prospectus, except for (i) the registration of the Securities under the Securities Act; (ii) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under Exchange Act, and applicable state or foreign securities laws and/or the bylaws and rules of the Financial Industry Regulatory Authority (the “FINRA”) in connection with the purchase and sale of the Securities by the Underwriters; (iii) the filing of certain information with the Registrar of Companies in the State of Israel and the Bank of Israel, in each case following the closing of the Offering, regarding the issuance and/or sale of the Securities; (v) the approval of the NATI; (vi) the transaction notification to The NASDAQ Stock Market LLC and the inclusion of the Securities on the NASDAQ Capital Market; (vii) consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required by the Blue Sky laws of the various states; and (viii) such consents, approvals, authorizations, orders, filings, registrations or qualifications, which, if not obtained, would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or materially impair the ability of the Company to consummate the transactions contemplated by the Agreement.

(w)       The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference, in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act (“Regulation S-X”) and present fairly, in all material respects, the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved. All disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K and the Securities Act, to the extent applicable. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the Pricing Disclosure Package or the Prospectus that are not so included as required, and the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto) or the Preliminary Prospectus. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

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(x)       Kost, Forer, Gabbay and Kasierer, a member of Ernst & Young Global Limited, who have certified certain financial statements of the Company and its consolidated subsidiaries, whose report is incorporated by reference in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, and who have delivered the initial letter referred to in Section 7(i) hereof, are independent public accountants as required by the Securities Act and the rules and regulations thereunder and the Public Accounting Oversight Board.

(y)       The Company and each of its subsidiaries maintain internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the Company’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including. The Company and each of its subsidiaries maintain internal accounting controls designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States, including, but not limited to, internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (iii) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Pricing Disclosure Package and the Prospectus fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. As of the date of the balance sheet of the Company and its consolidated subsidiaries audited by Kost, Forer, Gabbay and Kasierer, a member of Ernst & Young Global Limited, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, there were no material weaknesses in the Company’s internal controls.

(z)       (i) The Company and each of its subsidiaries maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it files or furnishes under the Exchange Act is accumulated and communicated to management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made, and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

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(aa) Since the date of the latest audited financial statements of the Company and its consolidated subsidiaries audited by Kost, Forer, Gabbay and Kasierer, a member of Ernst & Young Global Limited, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, (i) the Company has not been advised of or become aware of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company or any of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls, and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries; and (ii) there have been no significant changes in internal controls or in other factors that could significantly adversely affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(bb) The section titled “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, as subsequently updated by the sections titled “Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2017 and June 30, 2017, which are, in each case, incorporated by reference into the most recent Preliminary Prospectus and the Prospectus, accurately describes in all material respects (i) the accounting policies that the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and that require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (ii) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (iii) the likelihood that materially different amounts would be reported under different conditions or using different assumptions and an explanation thereof.

(cc) There is and has been no failure on the part of the Company or, to the knowledge of the Company, any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that are applicable to the Company or its directors or officers in their capacities as directors or officers of the Company.

(dd) Except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect, since the date of the latest audited financial statements included in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, and, with respect to (ii), (iii) and (iv) below, except as disclosed in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, neither the Company nor any of its subsidiaries has (i) sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, (ii) issued or granted any securities (other than pursuant to employee benefit plans, qualified stock option plans or other equity compensation plans or arrangements existing on the date hereof, which are disclosed in the Pricing Disclosure Package and the Prospectus (the “Specified Equity Plans”), and other issuances and grants, which are disclosed in the Pricing Disclosure Package and the Prospectus), (iii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iv) entered into any material transaction not in the ordinary course of business, or (v) declared or paid any dividend on its share capital, and, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, since such date, there has not been any change in the share capital (other than pursuant to the Specified Equity Plans), long-term debt, net current assets or short-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise), results of operations, shareholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole.

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(ee) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, that are material to the business of the Company, in each case free and clear of all liens, encumbrances and defects, except such liens, encumbrances and defects as are described in the most recent Preliminary Prospectus and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. All assets held under lease by the Company and its subsidiaries, that are material to the business of the Company, are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the Company and its subsidiaries.

(ff) Except as disclosed in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, the Company and, to the Company’s knowledge, its directors, officers, employees, and agents (while acting in such capacity) are, and at all times prior hereto have been, in compliance with, all health care laws and regulations applicable to the Company or any of its product candidates or activities, including development and testing of pharmaceutical products, kickbacks, recordkeeping, documentation requirements, the hiring of employees (to the extent governed by health care laws), quality, safety, privacy, security, licensure, accreditation or any other aspect of developing and testing health care or pharmaceutical products (collectively, “Health Care Laws”), except where such noncompliance would not, individually or in the aggregate, have a Material Adverse Effect. Except as disclosed in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, the Company has not received any notification, correspondence or any other written or oral communication, including notification of any pending or threatened claim, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority, including, without limitation, the United States Food and Drug Administration (“FDA”), the Drug Enforcement Agency, the Centers for Medicare & Medicaid Services, the U.S. Department of Health and Human Services Office of Inspector General and the Ministry of Health of the State of Israel, of potential or actual non-compliance by, or liability of, the Company under any Health Care Laws. To the Company’s knowledge, there are no facts or circumstances that would reasonably be expected to give rise to liability of the Company under any Health Care Laws, except that would not individually or in the aggregate have a Material Adverse Effect.

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(gg) The Company and its subsidiaries own, or have obtained valid and enforceable licenses in writing for, the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, proprietary information (including trade secrets) and other intellectual property described in the Registration Statement, the Pricing Disclosure Package and the Prospectus as being owned or licensed by them or which that are necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (collectively, “Intellectual Property”). To the Company’s knowledge: (i) there are no third parties who have rights to any Intellectual Property, except for customary reversionary rights of third-party licensors with respect to Intellectual Property that is disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus as licensed to the Company or one or more of its subsidiaries; and (ii) there is no infringement by third parties of any Intellectual Property. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others: (A) challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; (B) challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such action, suit, proceeding or claim; or (C) asserting that the Company or any of its subsidiaries infringes or otherwise violates, or would, upon the commercialization of any product or service described in the Registration Statement, the Pricing Disclosure Package or the Prospectus as under development, infringe or violate, any patent, trademark, trade name, service name, copyright, proprietary information (including any trade secret) or other proprietary rights of others, and the Company is unaware of any facts which that would form a reasonable basis for any such action, suit, proceeding or claim.

(hh) The Company and its subsidiaries possess such valid and current certificates, authorizations or permits required by state, federal or foreign, including Israeli, regulatory agencies or bodies to conduct their respective businesses as currently conducted and as described in the Registration Statement, the Pricing Disclosure Package or the Prospectus (“Permits”), except where the failure to so possess would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit, except for such violations or defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Permits which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect. The Company has not received any notice denying, revoking or modifying any “approved enterprise” or “benefited enterprise” or “preferred enterprise” status with respect to any of the Company’s facilities or operations or with respect to any grants or benefits from NATI or the Investment Center.

(ii)       To the Company’s knowledge, the manufacture of Company products by or on behalf of the Company is being conducted in compliance in all material respects with all Health Care Laws applicable to the Company or any of its products or activities, including, without limitation, the FDA’s current good manufacturing practice regulations at 21 C.F.R. Parts 210-211 for products sold in the United States, and the respective counterparts thereof promulgated by governmental authorities in countries outside the United States.

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(jj) Except as disclosed in the Registration Statement, Pricing Disclosure Package, Preliminary Prospectus and the Prospectus or as would not reasonably be expected to have a Material Adverse Effect, during the three (3) year period ending on December 31, 2016 and through the date hereof, the Company has not had any product or Company owned manufacturing site subject to a governmental authority (including FDA) shutdown or import or export prohibition, nor received any FDA Form 483 or other governmental authority notice of inspectional observations, “warning letters,” “untitled letters,” requests to make changes to the Company products, processes or operations, or similar correspondence or notice from the FDA or other governmental authority alleging or asserting material noncompliance with any applicable Health Care Laws. Since the time the Company entered into a relationship with any contract manufacturer or joint developer for Company products, as the case may be, to the knowledge of the Company, no other manufacturing site of the Company’s products has been subject to or received any such shutdown, prohibition, notice, letter or request. To the Company’s knowledge, neither the FDA nor any other governmental authority has threatened such action.

(kk) Except as disclosed in the Registration Statement, Pricing Disclosure Package, Preliminary Prospectus and the Prospectus or as would not reasonably be expected to have a Material Adverse Effect, (i) there are no recalls, field notifications, field corrections, market withdrawals or replacements, warnings, “dear doctor” letters, investigator notices, safety alerts or other notice of action relating to an alleged lack of safety, efficacy, or regulatory compliance of the Company products (“Safety Notices”) during the three (3) year period ending on December 31, 2016 and through the date hereof and, (ii) such Safety Notices, if any, were resolved or closed, and (iii) to the Company’s knowledge, there are no material complaints with respect to the Company products that are currently unresolved. There are no Safety Notices, or, to the Company’s knowledge, material product complaints with respect to the Company products, and to the Company’s knowledge, there are no facts that would be reasonably likely to result in (i) a material Safety Notice with respect to the Company products, (ii) a material change in labeling of any of the Company’s products, or (iii) a termination or suspension of marketing or testing of any of the Company’s products, except as would not reasonably be expected to have a Material Adverse Effect.

(ll) The clinical and pre-clinical studies and tests conducted by the Company and, to the knowledge of the Company, the clinical and pre-clinical studies conducted on behalf of or sponsored by the Company, were, and if still pending, are, being conducted in all material respects in accordance with all applicable Health Care Laws and standard medical and scientific research procedures, including, but not limited to, the Federal Food, Drug and Cosmetic Act and its applicable implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312. Any descriptions of clinical, pre-clinical and other studies and tests, including any related results and regulatory status, contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus are accurate in all material respects. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, to the Company’s knowledge, there are no studies, tests or trials the result of which reasonably call into question in any material respect the clinical trial results described or referred to in the Registration Statement, the Pricing Disclosure Package or the Prospectus. Except as disclosed in the Registration Statement, Pricing Disclosure Package and the Prospectus, no 510(k) submission made by or on behalf of the Company with the FDA has been terminated or suspended by the FDA, and neither the FDA nor any applicable foreign regulatory agency has commenced, or, to the Company’s knowledge, threatened to initiate, any action to place a clinical hold order on, or otherwise terminate, delay or suspend, any proposed or ongoing clinical investigation conducted or proposed to be conducted by or on behalf of the Company.

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(mm) The Company is not a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental authority.

(nn) Except as disclosed in the Registration Statement, the Pricing Disclosure Package, and the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject that, if determined adversely to the Company, would, in the aggregate, reasonably be expected to have a Material Adverse Effect or would, in the aggregate, reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of the transactions contemplated hereby; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(oo)  There are no contracts or other documents required to be described in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, or filed as exhibits to the Registration Statement, that are not described and filed as required. The statements made in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, insofar as they purport to constitute summaries of the terms of the contracts and other documents described and filed, constitute accurate summaries of the terms of such contracts and documents in all material respects. Neither the Company nor any of its subsidiaries has knowledge that any other party to any such contract or other document has any intention not to render full performance as contemplated by the terms thereof.

(pp) Except as would not reasonably be expected to have a Material Adverse Effect, the Company and each of its subsidiaries maintain insurance from nationally recognized, in the applicable country, insurers in such amounts and covering such risks as is commercially reasonable in accordance with customary practices for companies engaged in similar businesses and similar industries for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Company and its subsidiaries are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies in all material respects; and neither the Company nor any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

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(qq) No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company, on the other hand, that is required to be described in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, which is not so described.

(rr) No labor disturbance by or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.

(ss) Neither the Company nor any of its subsidiaries (i) is in violation of its articles of association, charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(tt) The Company and each of its subsidiaries (i) are, and at all times prior hereto were, in compliance with all laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements of any governmental authority, including without limitation any international, foreign, national, state, provincial, regional, or local authority, relating to pollution, the protection of human health or safety, the environment, or natural resources, or to use, handling, storage, manufacturing, transportation, treatment, discharge, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) applicable to such entity, which compliance includes, without limitation, obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses, and (ii) have not received notice or otherwise have knowledge of any actual or alleged violation of Environmental Laws, or of any actual or potential liability for or other obligation concerning the presence, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance, violation, liability, or other obligation would not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as described in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, (x) there are no proceedings that are pending, or to the Company’s knowledge, threatened, against the Company or any of its subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed no monetary sanctions of $100,000 or more will be imposed, (y) the Company and its subsidiaries are not aware of any issues regarding compliance with Environmental Laws, including any pending or proposed Environmental Laws, or liabilities or other obligations under Environmental Laws or concerning hazardous or toxic substances or wastes, pollutants or contaminants, that could reasonably be expected to have a material effect on the capital expenditures, earnings or competitive position of the Company and its subsidiaries, and (z) none of the Company and its subsidiaries anticipates material capital expenditures relating to Environmental Laws.

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(uu) The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor does the Company have any knowledge of any tax deficiencies that have been, or would reasonably be expected to be asserted against the Company, that would, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(vv) (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance in all material respects with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) with respect to each Plan subject to Title IV of ERISA (A) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur that would result in a material loss to the Company, (B) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred or is reasonably expected to occur, (C) the fair market value of the assets under each Plan that is required to be funded exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan), and (D) neither the Company or any member of its Controlled Group has incurred, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, to the Company’s knowledge, whether by action or by failure to act, which would cause the loss of such qualification.

(ww) The statistical and market-related data included in the Registration Statement, most recent Preliminary Prospectus and the Prospectus, and the consolidated financial statements of the Company and its subsidiaries included or incorporated by reference in the most recent Preliminary Prospectus are based on or derived from sources that the Company believes to be reliable in all material respects.

(xx)  Neither the Company nor any of its subsidiaries is, and as of the applicable Delivery Date and, after giving effect to the offer and sale of the Securities and the application of the proceeds therefrom as described under “Use of Proceeds” in the most recent Preliminary Prospectus and the Prospectus, none of them will be, (i) an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder, or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

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i) The statements set forth or incorporated by reference, as applicable, in each of the most recent Preliminary Prospectus and the Prospectus under the captions “Business— Environmental Matters” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, “Certain Relationships and Related Party Transactions, and Director Independence” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, as amended, “Certain Relationships and Related Party Transactions”, “Enforceability of Civil Liabilities”, “Risk Factors—Risks Related to an Investment in our Ordinary Shares—A decline in the value of our ordinary shares could result in our being characterized as a passive foreign investment company, which would cause adverse tax consequences for U.S. investors”, “Description of Our Ordinary Shares,” and “Material Tax Considerations”, insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

(zz) Except as disclosed in the Pricing Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

(aaa) Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(bbb) The Company has not sold or issued any securities that would be integrated with the offering of the Securities contemplated by this Agreement pursuant to the Securities Act, the rules and regulations thereunder or the interpretations thereof by the Commission.

(ccc) The Company and its affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities. Assuming the Underwriters have not offered the Securities or otherwise engaged in a solicitation, advertising or any other action constituting an offer under the Israeli Securities Law 5728-1968, as amended, and the regulations promulgated thereunder (collectively, the “Israeli Securities Law”) in Israel, other than an offer that does not constitute an offering to the public, the Company has not engaged in any form of solicitation, advertising or any other action constituting an offer under the Israeli Securities Law in connection with the transactions contemplated hereby which would require the Company to publish a prospectus in the State of Israel under the laws of the State of Israel.

(ddd) The Securities have been approved for inclusion, subject to official notice of issuance and evidence of satisfactory distribution, on the NASDAQ Capital Market.

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(eee) The Company has not distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Underwriters have consented in accordance with Section 1(i) or 6(a)(vi) and any Issuer Free Writing Prospectus set forth on Schedule V hereto and any Written Testing-the-Waters-Communication.

(fff) Neither the Company nor any subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Effect.

(ggg) Neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, the Organization for Economic Co-operation and Development Convention on Bribery of Foreign Public Officials in International Business Transactions, Section 291A of the Israel Penal Law, 5733-1973 and the rules and regulations thereunder and any other similar foreign or domestic law or regulation; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company has instituted and maintains policies and procedures designed to ensure continued compliance with the laws and regulations referenced in clause (iii) of this paragraph.

(hhh) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any applicable related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(iii)  Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

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(jjj) Subject to the qualifications and assumptions set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company does not believe it was a “passive foreign investment company” (as defined in Section 1297 of the Code, and the regulations promulgated thereunder) for the fiscal year ended December 31, 2016.

(kkk) No stamp, issue, registration, documentary, transfer or other similar taxes and duties, including interest and penalties, are payable in Israel on or in connection with the issuance and sale of the Securities by the Company or the execution and delivery of this Agreement.

(lll) Neither the Company nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment to prior judgment, attachment in aid of execution or otherwise) under the laws of the State of Israel.

(mmm)  The Company has not offered securities to any residents of the State of Israel during the 12-month period prior to the date hereof in which it relied on the exemption set forth in Section 15A(a)(1) of the Israeli Securities Law.

(nnn) The Company has duly designated ReWalk Robotics, Inc. as its authorized agent to receive service of process as set forth in Section 20.

Any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

2.       Purchase of the Securities by the Underwriters. On the basis of the representations, warranties and covenants contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell [●] Firm Shares to the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that Underwriter’s name in Schedule I hereto. The respective purchase obligations of the Underwriters with respect to the Firm Shares shall be rounded among the Underwriters to avoid fractional shares.

In addition, the Company grants to the Underwriters an option to purchase up to [●] additional Option Shares. Such option is exercisable in the event that the Underwriters sell more Ordinary Shares than the number of Firm Shares in the offering and as set forth in Section 4 hereof. Each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be sold on such Delivery Date as the number of shares of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of shares of Firm Shares.

The purchase price payable by the Underwriters for both the Firm Shares and any Option Shares is $[●] per share.

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The Company is not obligated to deliver any of the Firm Shares or Option Shares to be delivered on the applicable Delivery Date, except upon payment for all such Securities to be purchased on such applicable Delivery Date as provided herein.

3.        Offering of Securities by the Underwriters. The Underwriters propose to make a public offering of the Securities for sale upon the terms and conditions to be set forth in the Prospectus. The Underwriters hereby represent to and agree with the Company that they will not offer any Securities to offerees in Israel, other than (a) to investors listed in the First Addendum to the Israeli Securities Law (the “Addendum”) who have submitted a written confirmation to the Underwriter and the Company that such investor falls within the scope of the Addendum or (b) to no more than 35 additional offerees; and provided that each such Israeli offeree has confirmed to the Underwriters in writing that it is acquiring the Securities being offered to it for investment for its own account or, to the extent permitted by the Israeli Securities Law, for investment for clients who are institutional investors and in any event not as a nominee, market maker or agent and not with a view to, or for the resale in connection with, any distribution thereof.

4.       Delivery of and Payment for the Securities. Delivery of and payment for the Firm Shares shall be made through the facilities of The Depository Trust Company (“DTC”) at or prior to 10:00 a.m., New York time, on the second (2nd) full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriters and the Company (sometimes referred to as the “Initial Delivery Date”), against payment of the aggregate purchase price therefor by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters.

The option granted in Section 2 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Company by the Underwriters; provided that if such date falls on a day that is not a business day, the option granted in Section 2 will expire on the next succeeding business day. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised, the names in which the Option Shares are to be registered, the denominations in which the Option Shares are to be issued and the date and time, as determined by the Underwriters, when the Option Shares are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Each date and time Option Shares are delivered is sometimes referred to as an “Option Share Delivery Date”, and the Initial Delivery Date and any Option Share Delivery Date are sometimes each referred to as a “Delivery Date”.

Delivery of the Option Shares by the Company and payment for the Option Shares by the Underwriters shall be made at [●:● a.m./p.m.], New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date or place as shall be determined by agreement between the Underwriters and the Company. On each Option Share Delivery Date, the Company shall deliver or cause to be delivered the Option Shares to the Underwriters against payment by the several Underwriters of the respective aggregate purchase price of the Option Shares being sold by the Company to or upon the order of the Company of the purchase price by wire transfer in immediately available funds to the accounts specified by the Company. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters. The Company shall deliver the Option Shares through the facilities of DTC unless the Underwriters shall otherwise instruct.

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5.       Further Agreements of the Company and the Underwriters. (a) The Company agrees:

(i)       To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

(ii)       To furnish promptly to each of the Underwriters and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

(iii)       To deliver promptly to the Underwriters such number of the following documents as the Underwriters shall reasonably request: (A) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus, and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Securities and if at such time the Company shall become aware that any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon the Underwriters’ request, to file such document and to prepare and furnish without charge to the Underwriters and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

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(iv)       To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the judgment of the Company, counsel for the Company or the Underwriters, be required by the Securities Act or requested by the Commission.

(v)       Prior to filing with the Commission any amendment or supplement to the Registration Statement, the Prospectus, or any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and obtain the consent of the Underwriters to the filing, which consent shall not be unreasonably withheld, delayed or conditioned.

(vi)       Not to make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Underwriters.

(vii)       To comply with all applicable requirements of Rule 433 under the Securities Act with respect to any Issuer Free Writing Prospectus. If at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Underwriters and, upon the Underwriters’ request, to file such document and to prepare and furnish without charge to the Underwriters as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance.

(viii)       As soon as practicable after the Effective Date (it being understood that the Company shall have until at least 410 days or, if the fourth quarter following the fiscal quarter that includes the Effective Date is the last fiscal quarter of the Company’s fiscal year, 455 days after the end of the Company’s current fiscal quarter), to make generally available to the Company’s security holders and to deliver to the Underwriters (or file with the Commission) an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

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(ix)       Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Securities for offering and sale under the securities or Blue Sky laws of Canada and such other jurisdictions as the Underwriters may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject.

(x)       For a period commencing on the date hereof and ending on the 30th day after the date of the Prospectus (the “Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares (other than Ordinary Shares issued pursuant to Specified Equity Plans or pursuant to currently outstanding options, warrants, units, convertible notes or rights not issued under one of those plans), or sell or grant options, rights, units or warrants with respect to any Ordinary Shares or securities convertible into or exchangeable for Ordinary Shares (other than the sale or grant of securities pursuant to Specified Equity Plans), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Ordinary Shares, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise (other than the sale or grant of securities pursuant to Specified Equity Plans), (C) file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Shares or securities convertible, exercisable or exchangeable into Ordinary Shares or any other securities of the Company (other than any registration statement on Form S-8 or any successor form thereto or, from November 9, 2017 onwards, a registration statement on Form S-3 to register Ordinary Shares issuable upon conversion of the Senior Secured Convertible Note, dated June 9, 2017, between the Company and Kreos Capital V (Expert Fund) L.P. (the “Kreos Convertible Note”), to the extent required pursuant to the terms of the Kreos Convertible Note), or (D) publicly disclose the intention to do any of the foregoing (other than actions permitted hereby), in each case without the prior written consent of Canaccord Genuity Inc., and to cause each officer, director and shareholder of the Company set forth on Schedule II hereto to furnish to the Underwriters, immediately prior to the filing of the Prospectus, a letter or letters, substantially in the form of Exhibit A hereto dated the date of the Prospectus (the “Lock-Up Agreements”).

(xi)       Until the Underwriters shall have notified the Company of the completion of the resale of the Securities, the Company will not, and will use its reasonable best efforts to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, the Securities, or attempt to induce any person to purchase the Securities; and not to, and to use its reasonable best efforts to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities.

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(xii)       To apply the net proceeds from the sale of the Securities being sold by the Company substantially in accordance with the description as set forth in the Prospectus under the caption “Use of Proceeds.”

(xiii)       If the Company elects to rely upon Rule 462(b) under the Securities Act, the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) under the Securities Act by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing pay the Commission the filing fee for the Rule 462(b) Registration Statement or, if such fee cannot be paid at such time, as promptly thereafter as practicable and in any event within one business day thereof.

(xiv)       The Company will promptly notify the Underwriters if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) the time when a prospectus relating to the offering or sale of the Securities is not required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) and (B) completion of the Lock-Up Period.

(xv)       If at any time following the distribution of any Written Testing-the-Waters Communication the Company shall become aware that there occurred or occurs an event or development as a result of which such Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Underwriters and will promptly amend or supplement, at its own expense, such Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission. The Company will promptly notify the Underwriters of (A) any distribution by the Company of Written Testing-the-Waters Communications and (B) any request by the Commission for information concerning the Written Testing-the-Waters Communications.

(xvi)       The Company will not take, and will use its reasonable best efforts to cause its affiliates not to take, directly or indirectly, any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

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(xvii)       The Company will do and perform all things required or necessary to be done and performed under this Agreement by it prior to each Delivery Date, and to satisfy all conditions precedent to the Underwriters’ obligations hereunder to purchase the Securities.

(b)       Each of the Underwriters agrees that it shall not include any “issuer information” (as defined in Rule 433 under the Securities Act) in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by such Underwriter without the prior consent of the Company (any such issuer information with respect to whose use the Company has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Company with the Commission prior to the use of such free writing prospectus, and (ii) “issuer information”, as used in this Section 5(b), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

6.       Expenses. The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all expenses, costs, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Securities and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Securities; (b) the preparation and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, and any amendment or supplement thereto; (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus, any Written Testing-the-Waters Communication, and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Securities; (e) any required review by the FINRA of the terms of sale of the Securities (including related fees and expenses of counsel to the Underwriters in an amount not to exceed $30,000); (f) the inclusion of the Securities on the NASDAQ Capital Market and/or any other exchange; (g) the qualification of the Securities for offer and sale under the securities laws of the several jurisdictions as provided in Section 5(a)(ix) (including filing fees and the fees and disbursements of counsel to the Underwriters in connection with such qualification and in connection with the Blue Sky survey and the survey of the securities laws of any foreign jurisdiction in which the Underwriters reasonably request the Company to offer the Securities); (h) the investor presentations on any “road show” or any Written Testing-the-Waters Communication, undertaken in connection with the marketing of the Securities, including, without limitation, expenses associated with any electronic “road show,” travel and lodging expenses of the representatives and officers of the Company and the cost of any aircraft chartered in connection with the “road show”; and (i) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement. Regardless of whether the offering is consummated, the Company agrees to reimburse the Underwriters for all of their reasonable out-of-pocket costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement (including without limitation, the fees and expenses of the Underwriters’ counsel), provided that, excluding expenses referred to in (e), such costs and expenses shall not exceed $75,000.

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7.       Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

(a)       The Prospectus shall have been timely filed with the Commission in accordance with Section 5(a)(i). The Company shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with. If the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement.

(b)       All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)       White & Case LLP shall have furnished to the Underwriters its written opinion and negative assurance letter, as U.S. counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit B-1.

(d)       Goldfarb Seligman & Co. shall have furnished to the Underwriters its written opinion, as Israeli counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit B-2.

(e)       Cooley LLP shall have furnished to the Underwriters its written opinion, as patent counsel to the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit B-3.

(f)       Goodwin Procter LLP shall have furnished to the Underwriters its written opinion, as FDA regulatory counsel for the Company, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters, substantially in the form attached hereto as Exhibit B-4.

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(g)       The Underwriters shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, as U.S. counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h)       The Underwriters shall have received from Meitar Liquornik Geva Leshem Tal, as Israeli counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(i)       At the time of execution of this Agreement, the Underwriters shall have received from Kost, Forer, Gabbay and Kasierer, a member of Ernst & Young Global Limited a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the most recent Preliminary Prospectus, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(j)       With respect to the letter of Kost, Forer, Gabbay and Kasierer, a member of Ernst & Young Global Limited referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letter”), the Underwriters shall have received a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that such accountants are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three (3) days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

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(k)       The Company shall have furnished to the Underwriters a certificate, dated such Delivery Date, of its Chief Executive Officer and its Chief Financial Officer as to such matters as the Underwriters may reasonably request, including, without limitation, a statement:

(i)       That the representations and warranties of the Company in Section 1 are true and correct on and as of such Delivery Date, and the Company has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii)       That no stop order suspending the effectiveness of the Registration Statement has been issued; and no proceedings or examination for that purpose have been instituted or, to the knowledge of such officers, threatened;

(iii)       That they have examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, and (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth; and

(iv)       To the effect of Section 7(l) (provided that no representation with respect to the judgment of the Underwriters need be made) and Section 7(m).

(l)       Except as described in the Registration Statement and most recent Preliminary Prospectus, (i) neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the most recent Preliminary Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, or (ii) since such date there shall not have been any change in the share capital or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, shareholders’ equity, properties, management, business or prospects of the Company and its subsidiaries taken as a whole, the effect of which, in any such case described in clause (i) or (ii), is, individually or in the aggregate, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

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(m)       Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company’s debt securities or preferred shares by any “nationally recognized statistical rating organization” (as defined by the Commission in Section 3(a)(62) of the Exchange Act), and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities or preferred shares.

(n)       Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market, or (B) trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or New York state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such) or any other calamity or crisis either within or outside the United States, as to make it, in the judgment of the Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Securities being delivered on such applicable Delivery Date on the terms and in the manner contemplated in the Prospectus.

(o)       The NASDAQ Capital Market shall have approved the Securities for inclusion, subject only to official notice of issuance.

(p)       The Lock-Up Agreements between Canaccord Genuity Inc. and the officers, directors and shareholders of the Company set forth on Schedule II, delivered to Canaccord Genuity Inc. on or before the date of this Agreement, shall be in full force and effect on such Delivery Date.

(q)       On or prior to each Delivery Date, the Company shall have furnished to the Underwriters such further certificates and documents as the Underwriters may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

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8.       Indemnification and Contribution.

(a)       Indemnification of Underwriters. The Company hereby agrees to indemnify and hold harmless each of the Underwriters, each of the Underwriters’ affiliates (as such term is defined in Rule 501(b) under the Securities Act), its selling agents, directors, officers and employees and each person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against:

(i)       any and all loss, claim, damage, expense or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Securities), to which that Underwriter, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto, (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 under the Securities Act) used or referred to by that Underwriter, (D) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities, including any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus and any Written Testing-the-Waters Communication (“Marketing Materials”), or (E) any Blue Sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company for use therein) specifically for the purpose of qualifying any or all of the Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Underwriter and each such affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred;

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(ii)       any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any amendment or supplement thereto, any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus, any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, or any such alleged untrue statement or omission; provided that any such settlement is effected with the written consent of the Company; and

(iii)        any and all expense whatsoever, as incurred (including the fees and disbursements of one counsel (in addition to one local counsel) chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any amendment or supplement thereto, any “road show” (as defined in Rule 433 under the Securities Act) not constituting an Issuer Free Writing Prospectus, any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information, any Marketing Materials or any Blue Sky Application, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by such Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or to any affiliate, director, officer, employee or controlling person of that Underwriter.

(b)       Indemnification of the Company, Directors and Officers. Each of the Underwriters shall indemnify and hold harmless the Company, the Company’s directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage, expense or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials or Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case of (i) and (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by the Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 8(e).

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(c)       Actions against Parties; Notification; Settlement without Consent if Failure to Reimburse. Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 8 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party. No indemnifying party shall (x) without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party, or (y) be liable for any settlement of any such action effected without its written consent, but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(a) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request or disputed in good faith the indemnified party’s entitlement to such reimbursement prior to the date of such settlement.

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(d)       Contribution. If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this Section 8(d) are several in proportion to the respective number of Securities they have purchased hereunder and not joint.

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(e)       The Underwriters severally confirm and the Company acknowledges and agrees that the statements regarding delivery of shares by the Underwriters set forth on the cover page of, and the concession and reallowance figures and the disclosure relating to stabilization by the Underwriters in the fifteenth, sixteenth, seventeenth, eighteenth, and nineteenth paragraphs under the caption “Underwriting” in, the most recent Preliminary Prospectus and the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by the Underwriter specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Marketing Materials.

9.       Defaulting Underwriter.

(a)       If, on any Delivery Date, any Underwriter defaults in its obligations to purchase the Securities that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriter may in its discretion arrange for the purchase of the Securities or other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriter does not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons to the consent (which shall not be unreasonably withheld, delayed or conditioned) of the non-defaulting Underwriter to purchase such Securities on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriter notifies the Company that it has so arranged for the purchase of such Securities or the Company notifies the non-defaulting Underwriter that it has so arranged for the purchase of such Securities, either the non-defaulting Underwriter or the Company may postpone such Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Prospectus or in any such other document or arrangement that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

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(b)        If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter by the non-defaulting Underwriter and the Company as provided in paragraph (a) above, the total number of Securities that remains unpurchased does not exceed one-eleventh of the total number of Securities to be purchased on such Delivery Date, then the Company shall have the right to require the non-defaulting Underwriter to purchase the total number of Securities that the defaulting Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the total number of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter for which such arrangements have not been made; provided that the non-defaulting Underwriter shall not be obligated to purchase more than 110% of the total number of Securities that it agreed to purchase on such Delivery Date pursuant to the terms of Section 2.

(c)       If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter by the non-defaulting Underwriter and the Company as provided in paragraph (a) above, the total number of Securities that remains unpurchased exceeds one-eleventh of the total number of Shares, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriter. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Sections 6 and 11 and except that the provisions of Section 8 shall not terminate and shall remain in effect.

(d)       Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

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10.       Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to payment by the Underwriters for delivery of the Securities to the Underwriters, if, prior to that time, any of the events described in Sections 7(l), 7(m) and 7(n) shall have occurred or if the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement.

11.       Reimbursement of Underwriters’ Expenses. If (a) the Company shall fail to tender the Securities for delivery to the Underwriters for any reason, or (b) the Underwriters shall decline to purchase the Securities for any reason permitted under this Agreement, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters, subject to the delivery to the Company of reasonable documentation thereof.

12.       Research Analyst Independence. The Company acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking divisions. The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

13.       No Fiduciary Duty. The Company acknowledges and agrees that in connection with this offering, sale of the Securities or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, experts or otherwise, to the Company, including, without limitation, with respect to the determination of the public offering price of the Securities, and such relationship between the Company, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Company shall be limited to those duties and obligations specifically stated herein; and (d) the Underwriters and their respective affiliates may have interests that differ from those of the Company. The Company hereby waives any claims that the Company may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering.

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14.       Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)       if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Canaccord Genuity Inc., 99 High Street, Boston, MA 02110, Attn: Legal Department; and National Securities Corporation, 200 Vesey Street 25th Floor, New York NY 10281, Attn: Jonathan Rich.

with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York, 10036, Attention: Phyllis Korff (Fax: (917) 777-2694); and

(b)       if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Larry Jasinski (Fax: (508) 251-2970),

with a copy to White & Case LLP, 1221 Avenue of the Americas, New York, New York, 10020, Attention: Colin Diamond (Fax: (212) 354-8113).

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made by the Underwriters.

15.       Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, who control any Underwriters within the meaning of Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of the directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

16.       Survival. The respective indemnities, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

17.       Definition of the Terms “Business Day”, “Affiliate” and “Subsidiary”. For purposes of this Agreement, (a) “business day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

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18.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

19.       WAIVER OF JURY TRIAL. THE COMPANY AND EACH UNDERWRITER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

20.       Submission to Jurisdiction, Etc. The Company hereby submits to the exclusive jurisdiction of the U.S. federal and New York state courts in the Borough of Manhattan, the City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company irrevocably appoints ReWalk Robotics, Inc., 33 Locke Drive, Marlborough, Massachusetts 01752, as its authorized agent in the United States upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 14 shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all actions as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of five years from the date of this Agreement.

21.       Waiver of Immunity. With respect to any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled, and with respect to any such suit or proceeding, each party waives any such immunity in any court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such suit or proceeding, including, without limitation, any immunity pursuant to the U.S. Foreign Sovereign Immunities Act of 1976, as amended.

22.        Judgment Currency. The obligation of the Company in respect of any sum due to any Underwriter under this Agreement shall, notwithstanding any judgment in a currency other than U.S. dollars or any other applicable currency (the “Judgment Currency”), not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in the Judgment Currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase U.S. dollars or any other applicable currency with the Judgment Currency; if the U.S. dollars or other applicable currency so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss. If the U.S. dollars or other applicable currency so purchased are greater than the sum originally due to any Underwriter hereunder, such Underwriter agrees to pay to the Company an amount equal to the excess of the U.S. dollars or other applicable currency so purchased over the sum originally due to such Underwriter hereunder.

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23.       Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

24.       Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

REWALK ROBOTICS LTD.

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

Accepted:

Canaccord Genuity Inc.

By:
Name:
Title:

National Securities Corporation

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriters	Number of Firm Shares	Number of Option Shares
Canaccord Genuity Inc.	[●]	[●]
National Securities Corporation	[●]	[●]
Total	[●]	[●]

SCHEDULE II

PERSONS DELIVERING LOCK-UP AGREEMENTS

Directors

Jeff Dykan

Wayne Weisman

Glenn Muir

John William Poduska

Deborah DiSanzo

Arik Dan

Yasushi Ichiki

Larry Jasinski

Peter Wehrly

Executive Officers

Larry Jasinski

Kevin Hershberger

Jodi Gricci

Ofir Koren

Non-Executive Officers/ Employees

Ami Kraft

Miri Pariente

5% Shareholders

SCP Vitalife Partners II L.P.

SCP Vitalife Partners (Israel) II L.P.

Vitalife Partners (D.C.M.) L.P.

Vitalife Partners (Overseas) L.P.

Vitalife Partners (Israel) L.P.

Yaskawa Electric Corporation

SCHEDULE III

ORALLY CONVEYED PRICING INFORMATION

1. The public offering price for the Firm Shares and any Option Shares is $[●] per share.

2. The Company is selling [●] Ordinary Shares as Firm Shares.

3. The Company has granted an option to the Underwriters to purchase up to an additional [●] Ordinary Shares as Option Shares.

SCHEDULE IV

ISSUER FREE WRITING PROSPECTUSES – ROAD SHOW MATERIALS

1.	Presentation slides dated October 17, 2017.

SCHEDULE V

ISSUER FREE WRITING PROSPECTUS

1.	Issuer Free Writing Prospectus, dated October 17, 2017.

SCHEDULE VI

WRITTEN TESTING-THE-WATERS COMMUNICATIONS

None.

Exhibit A

FORM OF LOCK-UP LETTER AGREEMENT

Exhibit A-1

Canaccord Genuity Inc.
99 High Street
Boston, MA 02110
Attn: Equity Capital Markets

Ladies and Gentlemen:

The undersigned understands that you (the “Underwriter”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriter of ordinary shares (the “Offered Shares”), par value NIS 0.01 per share (the “Ordinary Shares”), of ReWalk Robotics Ltd., a company organized under the laws of the State of Israel (the “Company”), and that the Underwriter proposes to reoffer the Offered Shares to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriter, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Canaccord Genuity Inc., the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Ordinary Shares (including, without limitation, Ordinary Shares that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Ordinary Shares that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Ordinary Shares, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Ordinary Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Shares or securities convertible into or exercisable or exchangeable for Ordinary Shares or any other securities of the Company, or (4) publicly disclose the intention to do any of the foregoing, for a period commencing on the date hereof and ending on the 30th day after the date of the final prospectus relating to the Offering (such 30-day period, the “Lock-Up Period”).

The foregoing paragraph shall not apply to:

(a) transactions relating to Ordinary Shares or other securities acquired in the open market after the completion of the Offering,

(b) transfers by will or upon intestate succession,

1

(c) transfers as bona fide gifts,

(d) transfers to any immediate family member of the undersigned or any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Letter Agreement, “immediate family” shall mean any relationship, by blood, marriage or adoption, not more remote than first cousin),

(e) sales or other dispositions to affiliates of the undersigned, including its partners (if a partnership), members (if a limited liability company), shareholders, stockholders, or any investment fund or other entity controlled by or under common control or management with the undersigned, provided that it shall be a condition to any transfer pursuant to clauses (b) through (e) that (i) the transferee/donee agrees to be bound by the terms of this Lock-Up Letter Agreement (including, without limitation, the restrictions set forth in the preceding sentence) to the same extent as if the transferee/donee were a party hereto, (ii) each party (donor, donee, transferor or transferee) shall not be required by law (including without limitation the disclosure requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to make, and shall agree to not voluntarily make, any filing or public announcement of the transfer or disposition prior to the expiration of the 30-day period referred to above (except this clause (ii) shall not apply to transfer by will or upon interstate succession), and (iii) the undersigned notifies Canaccord Genuity Inc. at least two business days prior to the proposed transfer or disposition,

(f) transfers made pursuant to the Underwriting Agreement, if any,

(g) if the undersigned is an individual, dispositions solely in connection with the “cashless” exercise of options (the term “cashless” exercise being intended to include the sale of a portion of the option shares or previously owned shares to the Company or in open market transactions to cover payment of the exercise price) for the purpose of exercising such options solely in the case of termination of employment or board service following death, disability or other than for cause (including sales in respect of tax liabilities arising from such exercise and sale) if such options would otherwise expire, provided that the restrictions of this Lock-Up Letter Agreement shall apply to any Ordinary Shares issued in connection with such exercise,

(h) following the closing of the Offering, transfers pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Company’s share capital involving a change of control of the Company, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the securities of the Company held by the undersigned shall remain subject to the provisions of this Lock-Up Letter Agreement,

(i) the exercise of warrants or the exercise of stock options granted pursuant to the Company’s stock option/incentive plans or otherwise outstanding on the date hereof; provided, that the restrictions shall apply to Ordinary Shares issued upon such exercise or conversion,

2

(j) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 (a “Rule 10b5-1 Plan”) under the Exchange Act; provided, however, that no sales of Ordinary Shares or securities convertible into, or exchangeable or exercisable for, Ordinary Shares, shall be made pursuant to such Rule 10b5-1 Plan prior to the expiration of the Lock-Up Period (as the same may be extended pursuant to the provisions hereof); provided further, that if any announcement or filing under the Exchange Act regarding the establishment or existence of such Rule 10b5-1 Plan shall be required or made voluntarily by the undersigned, the Company or any other person prior to the expiration of the Lock-Up Period, such announcement shall include a statement that sales under such Rule 10b5-1 Plan will not occur until after the expiration of the Lock-Up Period,

(k) any demands or requests for, exercise of any right with respect to, or any action taken in preparation of, the registration by the Company under the Securities Act of the undersigned’s Ordinary Shares, provided that no transfer of the undersigned’s Ordinary Shares registered pursuant to the exercise of any such right and no registration statement shall be filed under the Securities Act with respect to any of the undersigned’s Ordinary Shares during the Lock-Up Period, [and]

(l) dispositions of Ordinary Shares by the undersigned or withholding of Ordinary Shares by the Company in connection with the receipt or vesting of securities (solely in respect of tax liabilities with respect to such receipt or vesting), where such securities are issued to the undersigned by the Company pursuant to any equity incentive or other compensatory plan, provided that any Form 4 or other required disclosure shall disclose that such disposition or withholding was in connection with such receipt or vesting[.][, and]

[(m) dispositions of options to purchase Ordinary Shares by the Undersigned to the Company, pursuant to the undersigned’s surrendering of “underwater” options in a one-time equity exchange program (the “Equity Exchange Program”), as previously approved by the Company’s shareholders at the annual meeting of shareholders held in 2017, to be conducted by the Company as an issuer tender offer pursuant to Rule 13e-4 under the Exchange Act, provided that any Form 4 or other required disclosure shall disclose that such disposition was in connection with the surrendering to the Company of the undersigned’s “underwater” options to purchase Ordinary Shares in connection with the Equity Exchange Program.]1

1 Carve-out only applicable to Jodi Gricci, Kevin Hershberger, Larry Jasinski, Ofir Koren and Miri Pariente (i.e., signatories eligible to partake in the equity exchange program).

3

[(m) transfers made on behalf of the undersigned pursuant to any Rule 10b5-1 Plan that was entered into prior to the date hereof.]2

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriter will proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriter.

This Lock-Up Letter Agreement shall automatically terminate upon the earliest to occur, if any, of: (1) the Company notifying the Underwriter in writing prior to the execution of the Underwriting Agreement that it does not intend to proceed with the Offering, (2) the termination of the Underwriting Agreement before the sale of any Offered Shares to the Underwriter or (3) October 31, 2017, in the event that the Underwriting Agreement has not been executed by that date. If the Underwriting Agreement does not become effective, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

[Signature page follows]

2 Carve-out only applicable to Ami Kraft.

4

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated: _______________

5

EXHIBIT B-1

FORM OF OPINION AND NEGATIVE ASSURANCE LETTER OF U.S. COMPANY’S COUNSEL

Exhibit B-1

EXHIBIT B-2

FORM OF OPINION OF ISRAELI COMPANY’S COUNSEL

Exhibit B-2

EXHIBIT B-3

FORM OF OPINION OF COMPANY’S PATENT COUNSEL

Exhibit B-3

EXHIBIT B-4

FORM OF OPINION OF COMPANY'S REGULATORY COUNSEL

Exhibit B-4